UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 11, 2017

Columbia Property Trust, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-36113

MD	20-0068852
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One Glenlake Parkway, Suite 1200
Atlanta, GA 30328
(Address of principal executive offices, including zip code)

(404) 465-2200
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.    Completion of Acquisition or Disposition of Assets
Columbia Property Trust, Inc. (the "Parent") is the general partner of Columbia Property Trust Operating Partnership, L.P. (the "Operating Partnership") and owns its assets and conducts its operations through the Operating Partnership and subsidiaries of the Operating Partnership. The Parent, the Operating Partnership and their consolidated subsidiaries are collectively referred to in this report as the "Company."
On October 11, 2017, the Company acquired 245-249 West 17th Street, two interconnected 12 and 6-story towers totaling 281,000 square feet of office and retail space, and 218 West 18th Street, a 12-story 166,000-square-foot office building, both in New York. These buildings were acquired for $514.1 million, exclusive of purchase price adjustments, from New York REIT, a publicly traded real estate investment trust. The purchase price was funded with cash on hand and borrowings under the Company's line of credit.
Item 8.01.    Other Events.
On October 11, 2017 the Company issued a press release announcing the closing of this transaction as described in this Current Report on Form 8-K. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits
(a)    Financial Statements.
The required financial statements for the acquired properties described above will be filed in accordance with Rule 3-14 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one days after the latest date on which the initial current report related to the acquisition could have been timely filed.
(b)    Pro Forma Financial Information.
The required pro forma financial information for the acquired properties described above will be filed in accordance with Article 11 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one days after the latest date on which the initial current report related to the acquisition could have been timely filed.
(c)    Exhibits

Exhibit	Description
2.1	Agreement of Purchase and Sale of 245-249 West 17th Street and 218 West 18th Street by and between the Company and New York REIT.
99.1	Press release dated October 11, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Columbia Property Trust, Inc.

Dated: October 11, 2017	By:	/s/ James A. Fleming
James A. Fleming
Chief Financial Officer